UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                 FORM 8-K

                              CURRENT REPORT
                   Pursuant to Section 13 OR 15(d) of
                   The Securities Exchange Act of 1934

                            For April 24, 2006


                            visonGATEWAY, Inc.
          (Exact name of registrant as specified in its charter)

          Nevada                  0-30499                   90-0015691
(State or other jurisdiction   (Commission                (IRS Employer
    of incorporation)          File Number)             Identification No.)

   12707 High Bluff Drive, Suite 200, San Diego, California 92130
         (Address of principal executive offices)         (Zip Code)

 Registrant's telephone number, including area code: (858) 794-1416


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01  Entry into Material Definitive Agreements.

     On April 21, 2006, visionGATEWAY, Inc. entered into a Heads of Terms with eBanx (UK) Limited of United Kingdom relating to the acquisition of the business of eBanx (UK) Limited by visionGATEWAY, Inc. In order to meet its strategic growth opportunities in the VoIP market, specifically in China, visionGATEWAY is finalizing contractual agreements to acquire eBanx so that it becomes a wholly owned subsidiary of visionGATEWAY. The contracts will be completed within 30 days, and finalized within 90 days after due diligence in the UK and China is completed.

eBanx (UK) Limited is a Scottish company that was set up over 4 years ago specifically to hold a 49% share in Beijing Huyang, a Chinese company that was issued the first VoIP license in Beijing. Beijing Huyang now also owns other VoIP licenses and has the rights to resell China Telecom, China Unicom and China Netcom services. It also has the right to develop/acquire its own VoIP technology and sell that in the Beijing area. Beijing Huyang has also been approved for a China-wide national VoIP license subject to further capitalization.

See attached Exhibit 99 of related Press Release for further information.

Forward-Looking Statements

Statements made in this Form 8-K, which are not purely historical and statements preceded by, followed by or that include the words "may," "could," "should," "expects," "projects," "anticipates," "believes," "estimates," "plans," "intends," "targets," or similar expressions, are forward-looking statements with respect to the goals, plan objectives, intentions, expectations, financial condition, results of operations, future performance and business of the Company.

Forward-looking statements involve inherent risks and uncertainties, and may be dependent upon important factors (many of which are beyond the Company's control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, either nationally, internationally or in the communities in which the Company conducts its business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the Company's ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, governmental, regulatory and technical factors affecting the Company's operations, products, services and prices.

Accordingly, results actually received may differ materially from results expected in these statements. Forward-looking statements speak only as of the date they were made. The Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date such statements were made.


Item 9.01 Financial Statements and Exhibits.

     (a)  Financial Statements of businesses to be acquired.

          Financial Statements will be forthcoming when a formal agreement is executed.

     (b)  Pro Forma financial information.

          None.

     (c)  Exhibits

Exhibit 99          Press Release

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             visionGATEWAY, Inc.


                                             /s/Michael Emerson ________
                                             Michael Emerson
                                             Chief Executive Officer
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